UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                April 12, 2005


                          Berkshire Hills Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

    DELAWARE                         1-15781                     04-3510455
 (State or other             (Commission File Number)          (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)

      24 North Street, Pittsfield, Massachusetts            01201
      ------------------------------------------            ------
      (Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code: (413) 443-5601
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

                         ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

On April 12, 2005, Berkshire Hills Bancorp, Inc., a Delaware corporation (the "Company"), and Woronoco Bancorp, Inc., a Delaware corporation, issued a joint press release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1 Joint press release, dated April 12, 2005, issued by Berkshire Hills Bancorp, Inc. and Woronoco Bancorp, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BERKSHIRE HILLS BANCORP, INC.


Date:        April 12, 2005                 By:
                                                  /s/  GERALD A. DENMARK
                                                 ----------------------
                                                 Name:  Gerald A. Denmark
                                                 Title: Senior Vice President
                                                        and General Counsel